 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Entertainment Marketing and Rewards

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words “believe,” “expect,” “will,” “anticipate,” “intend,” “estimate,” “project,” “assume” or other similar expressions, although not all forward-looking statements contain these identifying words. All statements in this presentation regarding our future strategy, future operations, projected financial position, estimated future revenue, projected costs, future prospects, and results that might be obtained by pursuing management’s current plans and objectives are forward-looking statements. Our forward-looking statements are based on the information currently available to us and speak only as of the date on which this presentation was created. We expressly disclaim any obligation to issue any updates or revisions to our forward-looking statements, even if subsequent events cause our expectations to change regarding the matters discussed in those statements. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and materially adverse to our stockholders. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Some of those risks are: we have a limited operating history and limited revenues to date; we may not be able to achieve or maintain profitability; the likelihood of our success must be considered in light of the problems, expenses difficulties, complications and delays frequently encountered by a small developing company; we may seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock that would dilute your ownership; our common stock price may fluctuate significantly and you may lose all or part of your investment; the market for purchases and sales of our common stock may be very limited, and the sale of a limited number of shares could cause the price to fall sharply; since we are controlled by current insiders and affiliates of the Company, you and our other non-management shareholders will be unable to affect the outcome in matters requiring shareholder approval; some of our officers and directors may have conflicts of interest in business opportunities that may be disadvantageous to us; because of pressures from competitors with more resources, we may fail to implement our business strategy profitably; we may be unable to compete with larger or more established companies in two industries; if our products do not achieve market acceptance, we may not have sufficient financial resources to fund further development; our business will suffer if our network systems fail or become unavailable; we may be unable to protect our intellectual property rights from third-party claims and litigation, which could be expensive, divert management’s attention, and harm our business; and changes in federal, state or international laws or regulations applicable to our businesses could adversely affect our businesses. Viggle Inc. (“Viggle”) has filed a registration statement (including a prospectus) with the SEC for the offering to which this presentation relates. Before you invest, you should read the prospectus in that registration statement and other documents that Viggle has filed with the SEC for more complete information about Viggle and this offering. You may view these documents by visiting EDGAR on the SEC Web site at www.sec.gov, or you can access the prospectus at www.viggle.com.   Safe Harbor Statement

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Robert F.X. Sillerman – Chairman & Chief Executive OfficerServes as Chairman and CEO of SFX Entertainment Inc. (NASDAQ:SFXE), a producer of live entertainment events and electronic music culture festivals Market capitalization: $638.9M1$260M IPO in Oct 2013 (UBS /Jefferies /Deustche Bank) Founder and former Chairman & CEO of CKX Inc., now CORE Media Group, an entertainment brand and licensing companySold to Apollo Global Management for $509M in May 2011Interests included Elvis Presley Enterprises, Muhammad Ali and 19 Entertainment, the owner of American IdolFounder of the former SFX Entertainment, an operator of live entertainment events (concerts and sporting events)Sold to Clear Channel for $4.4B in August 2000Operations later spun-off as Live Nation Entertainment (NYSE:LYV)Co-Founder of SFX Broadcasting, (formerly NASDAQ:SFXBA), which grew to be the 7th largest owner of radio stations in the United States, with 120 different radio stations. Sold to the private equity firm, Hicks, Muse, Tate & Furst Inc. (now known as HM Capital Partners) for $2.1B in 1998  Management Team  (1) As of May 28, 2014  | Page *

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Greg Consiglio – President & Chief Operating OfficerFormer Executive Vice President of Business Development at Ticketmaster EntertainmentFormer Senior Vice President at AOL, and served as Managing Director, AOL Asia   Management Team (continued)  | Page *  Kevin Arrix – Chief Revenue OfficerFormer EVP of Digital Advertising at MTV Networks (MTV, VH1, Nickelodeon, Comedy Central, CMT, Spike and Logo)Prior to MTV Networks, Kevin held positions at CBS Sports Line and Turner Broadcasting  John Small – Chief Financial OfficerFormer Portfolio Manager at several asset management firms, covering the Telecom, Media & Technology (TMT), including GLG Partners, Ulysses Management and Odyssey PartnersPreviously worked in the Equity Research departments of both Dillon Read and Morgan Stanley

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Company Overview  Viggle Inc. is a mobile and web-based entertainment marketing platform that uses incentives to make content consumption and discovery more rewarding for media companies, brands and consumers Viggle helps guide consumers towards various forms of media consumption in several waysTelevision enhancementDistributed remindersPublishing & social distributionMusic discovery & purchaseIn an increasingly fragmented landscape, Viggle helps connect various parties in a meaningful wayMedia Companies - promote content through web, mobile and social channels to generate audiences Brands - reach verified audiencesConsumers - earn points and/or brand rewards through the consumption of and engagement with entertainment  General Corporate Information  General Corporate Information  Exchange / Symbol  NASDAQ:VGGL  Share Price  $5.19  LTM Revenue  $17.4 million  Enterprise Value:  $96.9 million  Headquarters:  New York, New York  | Page *  As of May 28, 2014

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  The Opportunity  Distributors  Media consumers are harder to reach because viewer habits are changingFrom real-time to on-demand Fragmented & binge viewingSkipping commercialsMedia consumers are harder to retain because they have too many choicesBoth content owners and distribution companies are competing for consumer attentionIncreasing number of distribution channels with similar content offeringsConsumers expect content anytime, anywhere  Entertainment Landscape  | Page *

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Media Companies  Brands  The Solution - Viggle  Entertainment & Rewards Platform  Our Entertainment & Rewards Platform connects media companies, brands and consumers  Consumers  Earn points and/or brand rewards through the consumption of and engagement with entertainment content  Discover new content for points  Engage in watching TV, listening to music, playing games and watching ads for points  Promote to micro-targeted and verified audiences  Promote new content  | Page *

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Viggle Uses Rewards to Drive Consumer Behavior  Rewards programs influence consumer behavior and drive recurring revenue in other industries, including Consumer retailHospitalityFinancial servicesIn 2013, the average U.S. household had ~21 rewards/loyalty programs1Viggle is the first media rewards program that brings Together media content providers, brands and consumers.Users who consume or interact with entertainment connect over several Viggle technology platforms earn Viggle rewards points which they can later redeemViggle rewards can be used to earn gift cards, merchandise, experiences and digital mediaUsers have redeemed >3,046,958 rewards2Total retail value ~ $18.9 million2  Bulking Up: The 2013 COLLOQUY Loyalty Census (Growth and Trends in U.S. Loyalty Program Activity)As of May 28, 2014  | Page *

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  FREE Rewards: Digital Downloads and Leading Brands  Digital downloadsWeb and mobile optimized digital store that accepts Viggle points for redemption of digital entertainmentItems include music, movies, TV shows, eBooks and audiobooks  Recently Launched Digital Download Store  Brand rewards  Brands rewardsCurrent catalog includes discounts, promotions and gift cards from select national retailersMajority of rewards are digitally fulfilled with relationships to dropship physical merchandiseSweepstakes for larger ticket items and/or experiences  | Page *

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Viggle Platform: Television Enhancement  Viggle has created a variety of technologies and services for entertainment promotion and engagementThe center of the platform is the Viggle App, which can be accessed through a consumer’s mobile deviceWhile watching TV, consumers “check in”, and begin a series of activities to engage with TV content and brandsWhat’s On – helping viewers find contentBrand engagement – video, games & surveys, and social call to actionViggle LIVE – viewer engagement in real time (quizzes/polls/trivia)MYGUY – play interactive sports fantasy games while watching sportsFandom – Unlock exclusive rewards as you reach new point tiersSweepstakes & Contests – Rewards from major advertisers  Television Enhancement  Distributed Reminders  Publishing & Social  Music Discovery & Purchase  | Page *

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Viggle Platform: Distributed Reminders  Viggle has created technology that helps consumers search for media and set reminders to watch their favorite TV shows and movies wherever they are offered Easily embedded onto any website, mobile app, banner ad campaign, or social propertyAlso includes a convenient one-click-to-DVR buttons (for Comcast, DISH, and DIRECTV subscribers)The Button is live on individual TV show web pages on FOX Networks, BBC America, and TruTV (a Turner network).  Television Enhancement  Distributed Reminders  Publishing & Social  Music Discovery & Purchase  | Page *

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Viggle Platform: Publishing & Social Distribution  Viggle owns and operates a content publisher focused on millennials through its branded platform called WetpaintAttracts between 12-16 million monthly unique visitors and has a combined social reach of over eight million Facebook “likes” and follows on TwitterThe Wetpaint Entertainment website was launched in 2010 to provide a unique voice covering entertainment and celebrities with branded proprietary contentDeveloped a now patented audience development engine, called the Social Distribution System (SDS)Designed to generate fans on Wetpaint’s pages on Facebook and other social media outletsContent is then displayed in the fans’ feeds on Facebook and other social media sites - driving traffic to Wetpaint’s websites Contains a test and measurement system delivering real-time audience insights, and optimized distribution by audience  Editorial content and social distribution system  Television Enhancement  Distributed Reminders  Publishing & Social  Music Discovery & Purchase  | Page *

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Viggle Platform: Music Discovery and Purchase  In December 2013, Viggle launched a music business, where users can earn rewards points for matching songs, and for purchasing music  Music discovery program with integrated with user rewards featuresIdentify and buy songs through Viggle and earn pointsViggle users have checked-in to >41 million songs since December 2013Have earned more than 550 million Viggle points through Music  Television Enhancement  Distributed Reminders  Publishing & Social  Music Discovery & Purchase  | Page *

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Sources of Revenue  Sources of Revenue  Media Companies  Audience generation – creating verified mobile audiences targeted against entertainment contentMedia companies pay to have a particular show promoted (one-time airing or throughout season)      Brands  Allowing brands to micro-target specific audiencesA user clicks and views advertisements on the platformA user completes an engagementAffiliate or bounty transactions  How Viggle Generates Revenue  | Page *

Blue Chip Advertising and Strategic Relationships

viggle

The Viggle Entertainment Marketing & Rewards platform is attracting some of the top media companies and brand relationships in the industry

Networks[1]

- NBC Universal
- FOX
- CBS
- Discovery
- Scripps Networks
- Univision
- Turner
- A&E

- Driven increased viewership and engagement around programming

Advertisers & Rewards[1]

- Lexus
- McDonalds
- Pepsi
- Best Buy
- Comcast
- Target
- Hyundai
- Hulu
- Starbucks
- Capital One
- Amazon
- Sephora
- JetBlue
- P&G

- Nielsen study found that ads were more effective among users who were exposed to the ad on TV and on Viggle

Strategic

- DIRECTV
- Microsoft
- Scripps Network Interactive
- Tribune

- Multi-year relationships to support revenue, marketing and platform objectives

(1) This list reflects a sub-set of relationships and is not exhaustive

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FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Future Growth Strategies  Retail distribution of Viggle cards  Point earning on Wetpaint  E-Commerce Digital entertainment rewardsViggle Digital Media StoreNationwide retail distribution of Viggle gift cardsRetail co-promotion with advertising clients  Reward program expansionEarning points across web properties starting with Wetpaint in FYQ4Launching LIVE Events vertical via SFX partnership during CY14  | Page *

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Viggle Data Unlocks Marketing Potential  Demographic Data  AgeGenderZip codeTV Provider  Entertainment Behavior  TV viewershipMusic matchingAd engagementsSocial media  +  Viggle collects data via registration and behavior tracking across our platform  Advertisers can micro-target these consumers across the Viggle platform and connect store specific retail activity with media (TV, Music, LIVE) consumption  Commerce Insights  Rewards redemptionsRetail trackingCoupon redemption  +  | Page *  Create consumer media fingerprint

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Intellectual Property  Average Time Spent per Day with Major Media US Adults, 2013  Viggle has filed for patents to protect its innovative model“System and Method for Tracking and Rewarding Media and Entertainment Usage Including Substantially Real Time Rewards”U.S. Patent Serial No. 8,732,739USPTO issued the utility patent on May 20, 2014Allowances include identifying entertainment and assigning loyalty points to the consumer associated with the entertainment“Dynamic Playbook: Experimentation Platform for Social Networks”U.S. Patent Serial No. 8,706,673 and No. 8,612,375USPTO granted patent in December 2013Allowances around providing contextual content recommendations for communication channels, such as email, text messages, web pages, and social media pages“Personalization Based Upon Social Value in Online Media”U.S. Patent Notice of Allowance No. 13/967,976 granted in May 2014Allowances around online personalization of content provided to a user on a social network platform19 other applications pending with the US and Foreign patent offices  | Page *

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Market Opportunity  US Total Media Ad Spending, by Media 2011-2017  Average Time Spent per Day with Major Media US Adults, 2013  Viggle is the beneficiary of several important trendsFragmentation of the media industryMore quality choices than ever - disruptive patternModels of media consumption are changing63% of time spent consuming media is not with television1Growth in mobile advertisingTV expected to be 38% of larger advertising market2 $75 billion in 20172Growing but flat market shareMobile advertising growing as a percentage of the advertising marketFrom 1% in 2011 ($1.6 billion)2To 16% of the market ($31 billion in 2017)2  eMarketer, Digital Set to Surpass TV in Time Spent with US Media, August 1, 2013eMarketer, US Total Media Ad Spend Inches Up, Pushed by Digital, August 22, 2013  | Page *

 FOR INTERNAL USE ONLY – NOT FOR EXTERNAL DISTRIBUTION  Engagement is Key Differentiator  Viggle’s key differentiator is our user engagement. Advertisers have many opportunities to purchase reach, but Viggle’s engagement metrics set us apart from other publishersViggle users spend an average of 768 minutes per visitor per month and the application is ranked 34th among all mobile apps as measured by ComScore. By comparison, Facebook's mobile app generates 853 minutes per visitor per month.1Viggle's click-through-rate on all ads is over 12% vs. less than 1% on average for digital media as a whole.2Viggle users checked into 7.5mm TV shows in the month of April.3Viggle users matched 7.8mm songs in the month of April.4  (1) Source: ComScore ; (2) Source: Morgan Stanley Research; (3) Source: Viggle ; (4) Source: Viggle  | Page *